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                                                             EXHIBIT 10.5(a)(2)
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               EKCO GROUP, INC. EMPLOYEES' STOCK OWNERSHIP PLAN
                                  AMENDMENT

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     WHEREAS, Ekco Group, Inc. ("Ekco") sponsors the Ekco Group, Inc. Employees'
Stock Ownership Plan (the "Plan"); and

     WHEREAS, Ekco has reserved the right to amend the Plan;

     NOW, THEREFORE, the Plan is amended as follows:


The following is added to Section 4.1(c) of the Plan:


     Effective on the date of the collective bargaining agreement, the employer has agreed to extend participation to the employees of Woodstream Corporation who are covered by the agreement with International Association of Machinists and Aerospace Workers District 98.


IN WITNESS WHEREOF, this amendment is executed on May 26, 1995.


                                                Ekco Group, Inc.

                                                by: /s/ NEIL R. GORDON
                                                    ---------------------------
                                                     NEIL R. GORDON